As filed with the Securities and Exchange Commission on August 3, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party Other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)).

Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to 240.14a-12.

LASERCARD CORPORATION

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule, or registration statement no.:

(3)	Filing party:

(4)	Date filed:

LASERCARD CORPORATION

1875 N. Shoreline Blvd.

MOUNTAIN VIEW, CA 94043

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS OF

LASERCARD CORPORATION

TO BE HELD ON FRIDAY, SEPTEMBER 21, 2007*

Dear Stockholder:

The 2007 Annual Meeting of Stockholders of LaserCard Corporation (the “Company”) will be held at the offices of Pillsbury Winthrop Shaw Pittman, LLP, 2475 Hanover Street, Palo Alto , California, 94304, on Friday, September 21, 2007, at 2:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)    to elect directors;

(2)    to ratify the selection of Odenberg Ullakko Muranishi & Co. LLP as the Company’s in dependent registered public accounting firm for the fiscal year ended March 31, 2008;

(3)    to approve an amendment to the Company’s Employee Stock Purchase Plan to reserve an additional 100,000 shares,

(4)    to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Management recommends a vote “FOR” Items 1, 2, and 3.

The Board of Directors has fixed the close of business on July 23, 2007 as the record date (the “Record Date ”) for the determination of stockholders entiteld to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

__________ * Approximate date of mailing to stockholders of this Notice of Internet Availability of the Company’s Proxy Materials (“Notice”): August 7, 2007

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

The following Proxy Materials are available for you to review online at: http://mellon.mobular.net/mellon/lcrd

•   the Company’s 2007 Proxy Statement (including all attachments thereto);

•   the Proxy Card;

•   the Company Annual Report for the year ended March 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•   any amendments to the foregoing materials that are required to be furnished to stockholders.

Important notice regarding the availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Friday, September 21, 2007:

•   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•   If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be provided to you at no charge, via First Class Mail. Please make sure you request a copy as instructed below on or before September 15, 2007 to facilitate a timely delivery.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@mellon.com, or by logging onto http://www.mellon.mobular.net/mellon/lcrd. You must reference your 11-digit control number.

VOTE BY INTERNET http://www.proxyvoting.com/lcrd Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.